UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

———————

FORM 8-K

———————

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2023

———————

MediXall Group, Inc.

(Exact name of registrant as specified in its charter)

———————

Nevada	333-186282	33-0864127
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2929 East Commercial Blvd., PH-D, Fort Lauderdale, Florida 33308

(Address of Principal Executive Office) (Zip Code)

(954) 440-4678

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 17, 2022, MediXall Group, Inc. (the “Company”), entered into an agreement (the “Agreement”) to acquire the right to use the intellectual property of 24 Hr Virtual Clinic, LLC (“Virtual Clinic”). In connection with the transaction, as reported in the most recent 10-Q filing, on or about August 3, 2022, the Company issued 500,000 shares of common stock of MediXall. In accordance with Accounting Standards Codifiation (“ASC”) 805, the value of the stock issued was measured based on an independent appraisal of the rights to use the intellectual property valued at $236,000, which was determined to be the more clearly determinable measure of fair value.

According to the terms of the Agreement, the Company obtained the right to buyout the existing members of the Virtual Clinic for an additional 500,000 shares of MediXall, and on December 29, 2022, the Company did obtain Virtual Clinic, according to the terms of the Agreement, and as a wholly-owned subsidiary of the Company will be renamed to “Wellcare First.”

The foregoing description of the terms of the Agreement between Company and Virtual Clinic is qualified in its entirety by reference to the provisions of the Agreement and its Amendment, filed as Exhibits 9.2 and 9.3 to this Current Report on Form 8-K, which is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties, many of which are beyond the Company’s control, that may cause actual results or events to differ materially from those projected. These risks and uncertainties include risks described in the section entitled “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K filed with the SEC on April 19, 2022 and in its other filings with the SEC, including, without limitation, its reports on Forms 8-K and 10-Q, and the S-1 registration filed with the SEC on November 5, 2019, all of which can be obtained on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	MediXall Group Inc. Joint Venture Agreement
10.2	MediXall Group Inc. Acquisition Agreement
10.3	MediXall Group Inc. Amendment to Acquisition Agreement
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MediXall Group Inc.

Dated: January 18, 2023	By:	/s/ Travis Jackson
	Name:	Travis Jackson
	Title:	Chief Executive Officer